Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Everest Consolidator Acquisition Corporation (the “Company”) for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Dooley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2022	By:	/s/ Adam Dooley
Adam Dooley
Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)